Exhibit 10.105

JOINDER AGREEMENT AND
FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

     This JOINDER AGREEMENT AND FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of March 16, 2005, is made and entered into by and among GOODY’S FAMILY CLOTHING, INC. (“GFC”) and the other “Borrowers” listed on the signature pages hereto (collectively, the “Borrowers”), GOODY’S GIFTCO, LLC, a Virginia limited liability company (“Giftco”), GFC AIRCRAFT HOLDINGS, INC., a Tennessee corporation (“GFC-Holdings”), GFC AIRCRAFT LEASING, LLC, a Delaware limited liability company (“GFC-Leasing”), GFC PROFESSIONAL SERVICES, LLC, a Tennessee limited liability company (“GFC-Services”), GFC AIRCRAFT MANAGEMENT, LLC, a Tennessee limited liability company (“GFC-Management,” and together with GFC-Holdings, GFC-Leasing and GFC-Services, collectively, the “New Guarantors,” and the Borrowers, Giftco and the New Guarantors shall be referred to herein collectively as the “Credit Parties”), the financial institutions party to the Loan Agreement (as hereinafter defined) from time to time (collectively, the “Lenders”), and THE CIT GROUP/BUSINESS CREDIT INC., a New York corporation, as Lender and Agent for the Lenders (“Agent”).

W I T N E S S E T H:

     WHEREAS, Borrowers, the Lenders and Agent are party to that certain Loan and Security Agreement, dated as of May 31, 2001 (as amended by (i) the First Amendment, (ii) the Second Amendment, and (iii) the Third Amendment, collectively, the “Loan Agreement”; capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement), pursuant to which the Lenders have extended a revolving credit loan facility to Borrowers in the principal amount of $130,000,000, secured by the Collateral;

     WHEREAS, GFC has created and capitalized, or will create and will capitalize, GFC-Holdings for the purpose of owning, together with GFC-Services, (a) all of the outstanding capital stock of GFC-Leasing, and (b) all of the economic and voting interests of GFC-Management; and GFC is the sole stockholder of GFC-Holdings;

     WHEREAS, GFC has created and capitalized, or will create and will capitalize, GFC-Services for the purpose of (a) owning, together with GFC-Holdings, (i) all of the outstanding capital stock of GFC-Leasing, and (ii) all of the economic and voting interests of GFC-Management, and (b) employing real estate, store operations and other management professionals that are eligible to travel on the Airplane or any Additional Airplanes (as each term is hereinafter defined); and GFC is the sole stockholder of GFC-Services;

     WHEREAS, GFC-Holdings and GFC-Services have created and capitalized, or will create and will capitalize, GFC-Leasing for the purpose of acquiring (a) the airplane more particularly described on Exhibit A attached hereto (the “Airplane”) solely with the proceeds of the Initial Airplane Investment (as hereinafter defined), and (b) one or more additional airplanes (the “Additional Airplanes”) from time to time solely with the proceeds of the Initial Airplane Investment and any Additional Airplane Loans (as hereinafter defined); and GFC-Holdings and GFC-Services are the sole holders of the economic and voting interests of GFC-Leasing;

     WHEREAS, GFC-Holdings and GFC-Services have created and capitalized, or will create and will capitalize, GFC-Management for the purpose of performing management, administrative, flight operations and other similar services relating to the Airplane, and GFC-Holdings and GFC-Services are the sole holders of the economic and voting interests of GFC-Management;

     WHEREAS, in connection with the creation and capitalization of the New Guarantors, GFC has contributed or will contribute, directly or indirectly, (a) an amount not to exceed $14,000,000.00 initially (the “Initial Airplane Investment”) for the sole purpose of acquiring the Airplane and any Additional Airplanes, and (b) an amount not to exceed $6,000,000.00 per Fiscal Year thereafter (the “Subsequent Airplane Investments” and

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together with the Initial Airplane Investment, collectively, the “Airplane Investment”) for the sole purpose of providing services with respect to the Airplane and any Additional Airplanes;

     WHEREAS, GFC-Leasing (a) will acquire the Airplane with the proceeds of the Initial Airplane Investment, and (b) may in the future acquire Additional Airplanes with the remaining proceeds of the Initial Airplane Investment and/or the proceeds of one or more loans from GFCFS in an aggregate principal amount not to exceed $5,000,000.00 (such loans, the “Additional Airplane Loans”);

     WHEREAS, Borrowers desire for Lenders to consent to the creation and capitalization of the New Guarantors, the Airplane Investment and the Additional Airplane Loans and to amend the Loan Agreement in connection therewith, and Lenders are willing to do so, all in accordance with the terms of this Amendment; and

     WHEREAS, each New Guarantor has derived or expects to derive a financial or other benefit from the obligations incurred and to be incurred by the Borrowers under the Loan Documents, and as a result thereof, each New Guarantor has agreed to become obligated to Lenders under the Loan Agreement, all in accordance with the terms of this Amendment (including, without limitation, the guarantees executed in connection herewith);

     NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Consent. Agent and Lenders hereby consent to (a) the creation and capitalization of each New Guarantor, (b) the Airplane Investment, and (c) the Additional Airplane Loans, in each case, on the terms and conditions set forth herein (including, without limitation, any actions taken with respect thereto prior to the execution and delivery hereof that are consistent with the terms and conditions hereof).

     2. Joinder of New Guarantors.

     (a) Joinder. Each New Guarantor has executed and delivered, simultaneously with the execution and delivery of this Amendment, a guaranty, in the form attached hereto as Exhibit B. Each New Guarantor hereby irrevocably acknowledges and agrees that it is a “Guarantor” within the meaning of, and subject to, the Loan Agreement and each other Loan Document and that each reference to “Guarantor” or “Guarantors” in the Loan Agreement or any other Loan Document shall include such New Guarantor. Pursuant to the Loan Agreement, as a Guarantor, each New Guarantor is bound by each and every Loan Document as if a signatory to each such Loan Document on the Closing Date (or on any other date on which any other Loan Document was executed), and each New Guarantor shall comply with, and be subject to, all of the terms, conditions, covenants, agreements and obligations set forth in each such Loan Document. Each New Guarantor acknowledges that it has received a copy of each of the Loan Documents and that it has read and understands the terms thereof.

     (b) Schedules. Any amendments to the schedules to the Loan Agreement required by each New Guarantor’s joinder hereunder shall be submitted in proposed draft form (the “Proposed New Schedules”) by Borrowers within twenty-five (25) days after the date hereof, and shall, in the form that is expressly accepted by Agent, in its sole discretion, be attached hereto as Exhibit C and thereby incorporated in and made a part of the schedules to the Loan Agreement; provided, however, that in the event that any of the Proposed New Schedules reflect matters that, in Agent’s sole discretion, require further amendment, supplementation or modification of the Loan Agreement or any other Loan Document (a “Further Amendment”), then Borrowers and New Guarantors, as requested by Agent, shall enter into such Further Amendment, in form and substance satisfactory to Agent.

     3. Amendments to the Loan Agreement; Application of Terms in the Loan Agreement.

     (a) The definition of “Permitted Investments” in Section 1.1 of the Loan Agreement shall be and is hereby amended by (i) deleting the word “and” after the word “hereof” and prior to “(c)” in the fourth line of the definition thereof, and (ii) deleting the “.” at the end of the definition, and inserting, in lieu thereof, the following text: “; and (d) the Airplane Investment and the Additional Airplane Loans, as each term is defined in that certain Joinder Agreement and Fourth Amendment to this Agreement, dated as of March ___, 2005.”

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     (b) For purposes of Section 11.2 and Section 11.6 of the Loan Agreement, the Additional Airplane Loans shall be deemed to be “Borrower Intercompany Debt” as that term is defined in the Loan Agreement.

     (c) Notwithstanding that (i) neither the Airplane nor any Additional Airplanes are “Collateral” under the Loan Documents, and (ii) each New Guarantor is not a “Borrower” under the Loan Documents, each New Guarantor shall comply with Section 8.2, Section 8.6, Article 9 (excluding Section 9.8) and Article 11 (excluding Section 11.1) of the Loan Agreement as though such New Guarantor was a “Borrower” and the Airplane and the Additional Airplanes were “Collateral” under the Loan Agreement.

     4. Effectiveness of Amendment. This Amendment shall become effective when Agent is in possession of (a) this Amendment with original execution signatures thereon from each party hereto (other than Agent), and (b) a guaranty, in the form of Exhibit B attached hereto, with respect to each New Guarantor with original execution signatures thereon from each party thereto (other than Agent).

     5. Representations and Warranties.

     (a) Each Borrower hereby confirms that each representation and warranty made or deemed made by it under the Loan Documents is true and correct in all material respects as of the date hereof, except to the extent such representations and warranties (i) expressly relate solely to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date, and (ii) are subject to qualification from the Proposed New Schedules, in which case, after the delivery thereof, such representations and warranties shall be true and correct.

     (b) Each Borrower hereby represents and warrants to Agent and each Lender that, both before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing under the Loan Documents.

     (c) Each Credit Party hereby represents and warrants to Agent and each Lender that, as of the date hereof, there are no known claims or offsets against or defenses or counterclaims to any of the Secured Obligations.

     6. Release. As a material inducement to Agent and Lenders to enter into this Amendment and to continue to make Revolving Credit Loans under the Revolving Credit Facility, all in accordance with and subject to the terms and conditions of this Amendment and the Loan Agreement, and all of which are to the direct advantage and benefit of each Credit Party, each of Credit Party, for itself and its successors and assigns, (a) do hereby remise, release, waive, relinquish, acquit, satisfy and forever discharge Agent and each Lender, and all of the respective past, present and future officers, directors, employees, agents, attorneys, representatives, participants, heirs, successors and assigns of Agent and each Lender (collectively, the “Discharged Parties” and each, a “Discharged Party”), from, other than the gross negligence or willful misconduct of any Discharged Party as finally determined by a court of competent jurisdiction, any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, claims, counterclaims, demands, defenses, setoffs, objections and causes of action of any nature whatsoever, whether at law or in equity, either now accrued or hereafter maturing and whether known or unknown (including, but not limited to, any and all claims which may be based on allegations of breach of contract, failure to lend, fraud, promissory estoppel, libel, slander, usury, negligence, misrepresentation, breach of fiduciary duty, lender malpractice, undue influence, duress, tortious interference with contractual relations, interference with management, or misuse of control) which any Credit Party now has or hereafter can, shall or may have by reason of any matter, cause or thing occurring on or prior to the date of this Amendment arising out of, in connection with or relating to (i) the Secured Obligations, including, but not limited to, the administration or funding thereof, (ii) any of the Loan Documents or the indebtedness evidenced and secured thereby, and (iii) any other agreement or transaction between any Credit Party and any Discharged Party relating to or in connection with the Loan Documents or the transactions contemplated therein; and (b) do hereby covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any Discharged Party Lender, by reason of or in connection with any of the foregoing matters, claims or causes of action (other than the gross negligence or willful misconduct of any Discharged Party as finally determined by a

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court of competent jurisdiction); provided, however, that the foregoing release and covenant not to sue shall not apply to any claims arising after the date of this Amendment with respect to acts, occurrences or events after the date of this Amendment.

     7. Expenses. Borrowers jointly and severally agree to pay on demand all reasonable costs and expenses of Agent and Lenders in connection with the preparation, execution, delivery and enforcement of this Amendment and all other documents and any other transactions contemplated hereby (including, without limitation, the reasonable fees and expenses of legal counsel to Agent and Lenders). Borrowers authorize Agent to charge the foregoing costs and expenses to Borrowers’ Loan Account by increasing the principal amount of the Revolving Credit Loans by the amount of such costs and expenses.

     8. Miscellaneous. The Loan Agreement, as expressly amended hereby, shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of Borrowers (and, pursuant to the guarantees executed by the New Guarantors in connection herewith, of the New Guarantors) to Agent and Lenders. Borrowers and New Guarantors agree to take any further actions that Agent shall reasonably request from time to time in connection herewith to evidence the agreements set forth in this Amendment. This Amendment shall be binding upon, and inure to the benefit of, the successors and permitted assigns of the parties hereto. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of, and the decisions of the courts in, the State of Georgia, excluding the application of its conflicts of law provisions. This Amendment may be executed in multiple counterparts and by different parties hereto in separate counterparts (any of which may be delivered via facsimile), each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

[signatures appear on the following pages]

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     IN WITNESS WHEREOF, Borrowers, New Guarantors, Giftco, Agent and Lenders have caused this Amendment to be executed and delivered by their respective duly authorized representatives as of the date first above written.

BORROWERS:

GOODY’S FAMILY CLOTHING, INC.

By:

Name:

Title:

SYDOOG, INC.

By:

Name:

Title:

TREBOR OF TN, INC.

By:

Name:

Title:

GOFAMCLO, INC.

By:

Name:

Title:

GFCFS, LLC

By:

Name:

Title:

[signatures continue on the following pages]

BORROWERS (continued):

GOODY’S MS, L.P.

By: TREBOR OF TN, INC.
Its: General Partner

By:

Name:

Title:

GOODY’S IN, L.P.

By: TREBOR OF TN, INC.
Its: General Partner

By:

Name:

Title:

GFCTX, L.P.

By: TREBOR OF TN, INC.
Its: General Partner

By:

Name:

Title:

GFCTN, L.P.

By: TREBOR OF TN, INC.
Its: General Partner

By:

Name:

Title:

[signatures continue on the following pages]

BORROWERS (continued):

GFCGA, L.P.

By: TREBOR OF TN, INC.
Its: General Partner

By:

Name:

Title:

GUARANTOR:

GOODY’S GIFTCO, LLC

By: GOODY’S FAMILY CLOTHING, INC.
Its: Sole Member

By:

Name:

Title:

[signatures continue on the following pages]

NEW GUARANTORS:

GFC AIRCRAFT HOLDINGS, INC.

By:

Name:

Title:

GFC AIRCRAFT LEASING, LLC

By: GFC AIRCRAFT HOLDINGS, INC.
Its: Sole Member

By:

Name:

Title:

GFC PROFESSIONAL SERVICES, LLC

By: GFC AIRCRAFT HOLDINGS, INC.
Its: Sole Member

By:

Name:

Title:

GFC AIRCRAFT MANAGEMENT, LLC

By: GFC AIRCRAFT HOLDINGS, INC.
Its: Sole Member

By:

Name:

Title:

[signatures continue on the following pages]

AGENT:

THE CIT GROUP/BUSINESS CREDIT, INC.

By:

Name:

Title:

Address:

CO-AGENT:

GMAC COMMERCIAL CREDIT LLC

By:

Name:

Title:

Address:

LENDERS:

THE CIT GROUP/BUSINESS CREDIT, INC.

By:

Name:

Title:

Address:

[signatures continue on the following pages]

LENDERS (continued):

GMAC COMMERCIAL CREDIT LLC

By:

Name:

Title:

Address:

AMSOUTH BANK

By:

Name:

Title:

Address:

PNC BANK, NATIONAL ASSOCIATION

By:

Name:

Title:

Address:

[signatures continue on the following page]

LENDERS (continued):

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By:

Name:

Title:

Address:

ORIX FINANCIAL SERVICES, INC.

By:

Name:

Title:

Address:

Exhibit A

Airplane

Exhibit B

Form of Guaranty

Date: March _____, 2005

To:          THE CIT GROUP/BUSINESS CREDIT, INC., as Agent

Address:The CIT Group/Business Credit, Inc.
                              1211 Avenue of the Americas
                              New York, New York 10036

Re:                         , a                     [corporation/limited liability company] (the “Guarantor”)

Ladies and Gentlemen:

     Reference is made to that certain Loan and Security Agreement, dated as of May 31, 2001 (as amended by (i) the First Amendment, (ii) the Second Amendment, (iii) the Third Amendment, and (iv) that certain Joinder Agreement and Fourth Amendment to Loan and Security Agreement, dated as of the date hereof, the “Loan Agreement”; capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement), by and among GOODY’S FAMILY CLOTHING, INC., the other Borrowers from time to time party thereto, the Lenders from time to time party thereto, and THE CIT GROUP/BUSINESS CREDIT INC,. a New York corporation, as Lender and Agent for the Lenders (the “Agent”), pursuant to which the Lenders have extended a revolving credit loan facility to Borrowers in the principal amount of $130,000,000. Pursuant to that certain Joinder Agreement and Fourth Amendment to Loan and Security Agreement, dated as of the date hereof referenced above (the “Fourth Amendment”), Guarantor has agreed to become obligated to Agent, for the benefit of Agent and the Lenders (collectively, the “Secured Parties”), on the terms and conditions set forth herein.

     Guarantor hereby unconditionally guarantees and agrees to be liable for the prompt, full and indefeasible payment and performance when due of all now existing and future indebtedness, obligations or liabilities of Borrowers to the Secured Parties, howsoever arising, whether direct or indirect, absolute or contingent, secured or unsecured, arising under the Loan Agreement, the Notes and the other Loan Documents executed and delivered in connection with the Loan Agreement, as now written or as amended, supplemented or otherwise modified hereafter, including, without limitation, all Secured Obligations of Borrowers to the Secured Parties (collectively, the “Guaranteed Obligations”). To the extent Agent receives payment for the benefit of the Secured Parties on account of the Guaranteed Obligations, which payment is thereafter set aside or required to be repaid by Agent or the Secured Parties in whole or in part, then, to the extent of any sum not finally retained by Agent or the Secured Parties (regardless of whether such sum is recovered from Agent or the Secured Parties by Borrowers, a trustee thereof, or any other party acting for, on behalf of or through Borrowers or a representative thereof), Guarantor’s obligation to Agent and the Secured Parties under this Guaranty (as amended, supplemented or otherwise modified from time to time, this “Guaranty”), shall remain in full force and effect (or be reinstated) until Guarantor has made payment in full to Agent of the Guaranteed Obligations, for the benefit of the Secured Parties, which payment shall be due upon demand.

     This Guaranty is executed as an inducement to the Secured Parties to make loans or advances (and/or to continue to make the same) to Borrowers or otherwise to extend credit or financial accommodations (and/or to continue to extent the same) to Borrowers, or to enter into (and/or continue) a financing arrangement with Borrowers, and is executed in consideration of the Secured Parties doing or having done any of the foregoing. Guarantor agrees that any of the foregoing shall be done or extended by the Secured Parties, in their sole discretion, and shall be deemed to have been done or extended by the Secured Parties in consideration of and in reliance upon the execution of this Guaranty, but that nothing herein shall obligate the Secured Parties to do any of the foregoing.

     Notice of acceptance of this Guaranty, the making of loans or advances, or the extension of credit under the Loan Agreement, the amendment, execution or termination of the Loan Agreement or any other Loan Documents executed in connection therewith, and presentment, demand, protest, notice of protest, notice of dishonor, notice of non-payment or of default and all other notices, if any, to which Guarantor may be entitled pursuant to the terms of this Guaranty, the Loan Agreement, or by law, and Agent’s reliance on this Guaranty are hereby waived to the extent not prohibited by Applicable Law. Guarantor hereby (a) waives notice of (i) changes in terms or extensions of the time of payment, (ii) the taking and releasing of Collateral or guarantees (including the release of Guarantor) with respect to the Guaranteed Obligations, and (iii) the settlement, compromise or release of any Guaranteed Obligations, and agrees that, as to Guarantor, the amount of the Guaranteed Obligations shall not be diminished by any of the foregoing; (b) waives any necessity, whether substantive or procedural, that judgment previously be rendered against Borrowers or any other Person or that Borrowers or any other Person be joined in such cause, or that separate action be brought against Borrowers or any other Person; (c) waives each and every right to which it may be entitled by virtue of applicable suretyship law to the full extent that such a law permits or does not forbid such waiver, and (d) waives any right to assert in any action or proceeding on this Guaranty any offsets, counterclaims, defenses (except performance or payment), or requirements including, without limitation, (i) defenses of statute of limitations and laches in any action hereunder or for the collection of the indebtedness or the performance of any obligation hereby guaranteed; (ii) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any Guarantor or any other Person, or the failure of Agent to file or enforce a claim against the estate (either in administration, bankruptcy, or any other proceedings) of Guarantor, any of Borrowers or any other Person; (iii) any defense based on the failure of Agent to give notice of the existence, creation or incurring of any new or additional indebtedness or obligation or any action or non-action on the part of any Person whomsoever, in each case, in connection with any of the Guaranteed Obligations hereby guaranteed; (iv) any defense based on an election of remedies by Agent which impairs any subrogation rights of Guarantor or the right of Guarantor to proceed against Borrowers for reimbursement, or both; (v) any defense based upon failure of Agent to commence an action against Borrowers; (vi) any defense based upon lack of due diligence by Agent in collection, protection or realization upon any Collateral securing the indebtedness; (vii) any defense that the Guaranteed Obligations were discharged in a bankruptcy proceeding of Borrowers, to which Guarantor might otherwise be entitled; and (viii) any rights which may be conferred under applicable law permitting Guarantor (A) after the Guaranteed Obligations become due, to demand that Agent first commence proceedings against Borrowers to collect such amounts, the failure of which by Agent to commence such proceedings would discharge Guarantor from its obligations, or (B) upon Guarantor’s tender of payment of the Guaranteed Obligations, to demand that evidence of such Guaranteed Obligations be delivered to Guarantor for enforcement against Borrowers, the failure of which by Agent would discharge Guarantor.

     Agent shall not be required to mitigate damages or take any other action to reduce, collect or enforce the obligations or any Collateral therefor. Guarantor agrees that neither Agent nor the Secured Parties need attempt to collect any Guaranteed Obligations from any other obligor or to realize upon any Collateral, but may require Guarantor to make immediate payment of Guaranteed Obligations to Agent when due or at any time thereafter. Neither Agent nor the Secured Parties shall be liable for failure to collect Guaranteed Obligations or to realize upon any Collateral or security therefor, or any part thereof, or for any delay in so doing, nor shall Agent or any of the Secured Parties be under any obligation to take any action whatsoever with regard thereto.

     This Guaranty is absolute, unconditional and continuing, regardless of the validity, regularity or enforceability of any of the Guaranteed Obligations or the fact that a Security Interest or Lien in any Collateral or security therefor may not be enforceable by Agent, for the benefit of the Secured Parties, or may otherwise be subject to equities or defenses or prior claims in favor of others or may be invalid or defective in any way and for any reason, including any action, or failure to act, on Agent’s part. The liability of Guarantor under this Guaranty shall be unaffected by the dissolution of Guarantor. Payment by Guarantor shall be made to Agent for the benefit of the Secured Parties, at Agent’s office from time to time on demand as Guaranteed Obligations become due, and one or more successive or concurrent actions may be brought hereon against Guarantor either in the same action or in separate actions. In the event any claim or action, or action on any judgment, based on this Guaranty, is made or brought against Guarantor, Guarantor agrees not to assert against Agent or any of the Secured Parties any set-off or counterclaim which Borrowers may have, and, further, Guarantor agrees not to deduct, set-off, or seek to counterclaim for or recoup, any amounts which are or may be owed by Agent or any of the Secured Parties to Guarantor.

     Until the Secured Obligations have been indefeasibly paid in full, Guarantor hereby (i) subordinates any and all indebtedness of any of Borrowers now or hereafter owed to Guarantor to the Guaranteed Obligations, and (ii) agrees with the Secured Parties that Guarantor shall not demand or accept any payment of principal or interest from Borrowers and shall not claim any offset or other reduction of the Guaranteed Obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the security described in and encumbered by the Loan Agreement; provided, however, that, if Agent so requests, such indebtedness shall be collected, enforced and received by Guarantor as trustee for Agent and be paid over to Agent on account of the indebtedness of Borrowers to the Secured Parties, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

     All sums at any time to the credit of Guarantor and any property of Guarantor on which Agent, for the benefit of the Secured Parties, at any time has a Lien or Security Interest, or of which Agent at any time has possession, shall secure payment and performance of all Guaranteed Obligations and any and all other obligations of Guarantor to Agent for the Secured Parties, however arising. Guarantor agrees that if any notification of intended disposition of Collateral or of any other act by Agent is required by law and if a specific time period is not stated therein, such notification, if mailed by first class mail at least five (5) days before such disposition or act, postage pre-paid, addressed to Guarantor at the address set forth for Borrowers in the Loan Agreement or at any other address of Guarantor appearing on Agent’s records, shall be deemed reasonably and properly given.

     Upon the occurrence of any of the following events (collectively, the “Guarantor Default Events”):

     (1) any Event of Default under the Loan Agreement; or

     (2) any failure of Guarantor to (a) pay when due any of the Guaranteed Obligations or (b) to observe or perform any of the other agreements, warranties or covenants contained herein or in the Fourth Amendment, and, in respect only of sub-clause (b), such failure shall continue for a period of thirty (30) days after notice thereof by the Agent to Guarantor;

     then, in the case of events falling within sub-section (1) above, the liability of Guarantor for the entire Guaranteed Obligations shall mature, and in the case of events falling within sub-section (2) above, the liability of Guarantor with respect to which such event relates for the entire Guaranteed Obligations shall mature even if the liability of Borrowers therefor does not.

     Agent’s books and records showing the account between the Secured Parties and Borrowers shall be admissible in evidence in any action or proceeding as prima facie proof of the items therein set forth. Monthly statements rendered to Borrowers shall be binding upon Guarantor (whether or not Guarantor received copies thereof) and shall constitute an account stated between Agent and Borrowers unless Agent shall have received a written statement of Borrowers’ exceptions within the time frame specified in the Loan Agreement.

     Guarantor hereby waives, renounces and agrees not to assert, to the fullest extent permitted by law until such time as the Guaranteed Obligations have been fully and indefeasibly paid or otherwise satisfied in full, any and all rights, claims or causes of action, whether at law, in equity, by agreement or otherwise, including, without limitation, for subrogation, indemnification, reimbursement, contribution, payment or any other claim, cause of action, right or remedy in favor of Guarantor against Borrowers or any other Person primarily, contingently, secondarily, directly or indirectly liable on all or any part of the Guaranteed Obligations, or against any Collateral or other security for the Guaranteed Obligations, that otherwise would arise out of or result from any payment by Guarantor to any Secured Party pursuant to this Guaranty, notwithstanding the manner or nature of such payment, including but not limited to (a) direct payment by Guarantor to Agent, (b) set-off by any Secured Party against any liability or deposit owed by such party to Guarantor, (c) recovery by Secured Party against Guarantor or any property of Guarantor as the result of any Security Interest, judgment, judgment lien, or legal process, (d) application of the proceeds of any disposition of all or any part of any Collateral pledged by Guarantor to the payment of all or any part of the Guaranteed Obligations, or (e) conveyance of all or any part of any such Collateral to any Secured Party in satisfaction of all or any part of the Guaranteed Obligations. The waivers set forth herein are intended by Guarantor and the Secured Parties to be for the benefit of Borrowers, and such waivers shall be enforceable by Borrowers, or any other Person primarily, contingently, secondarily, directly or indirectly liable on all or any part of the Guaranteed Obligations, or their respective successors or assigns, and shall be an absolute defense to any action by Guarantor against Borrowers or any other party or to any recourse against any of their assets which arises out of or results from any payment by Guarantor to any Secured Party under or pursuant to this Guaranty.

     This Guaranty, together with the Loan Agreement and the other Loan Documents, embodies the whole agreement of the parties and may not be modified except in writing, and no course of dealing between Agent, the Secured Parties and Guarantor shall be effective to change or modify this Guaranty. Agent’s failure to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time and from time to time thereafter, and such rights shall be considered as cumulative rather than alternative. No knowledge of any breach or other nonobservance by Guarantor of the terms and provisions of this Guaranty shall constitute a waiver thereof, nor a waiver of any obligations to be performed by Guarantor hereunder.

     This Guaranty may be assigned by Agent for the Secured Parties and shall be for the benefit of the Secured Parties and for the benefit of any of their assignees or transferees, and shall cover any Guaranteed Obligations owed to Agent at the time of assignment or transfer as well as any and all future Guaranteed Obligations, loans, advances or extensions of credit made to Borrowers by, or otherwise owed by Borrowers to, such assignee or transferee.

     This Guaranty is executed and given in addition to, and not in substitution, reduction, replacement, or satisfaction of, any other endorsements or guarantees of the Guaranteed Obligations, now existing or hereafter executed by Guarantor or other Persons in favor of Agent or any of the Secured Parties.

     Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     When used in this Guaranty, all pronouns shall, wherever applicable, be deemed to include the singular and plural as well as the masculine, feminine, and neuter genders. This Guaranty shall (a) inure to the benefit of Agent and each of the Secured Parties and any of Agent’s respective successors and assigns and any parent, subsidiary or affiliate of Agent’s or any of the Secured Parties; (b) be binding upon Guarantor and upon the respective heirs, executors, administrators, successors and assigns of Guarantor; and (c) pertain to Borrowers and its successors and assigns.

     This Guaranty may be executed in multiple counterparts (any of which may be delivered via facsimile), each of which when so executed shall be deemed an original and such counterparts shall together constitute but one and the same Guaranty.

     GUARANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY AND ALL ACTIONS AND PROCEEDINGS BASED HEREON OR PERTAINING HERETO. THIS GUARANTY SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF GEORGIA, WITHOUT GIVING EFFECT TO CHOICE OF LAW PRINCIPLES THEREOF. GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF GEORGIA AND WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREUNDER AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NONCONVENIENS.

[signatures appear on the following page]

     IN WITNESS WHEREOF Guarantor has caused this Guaranty to be executed and delivered by its duly authorized representative as of the date first above written.

By:

Name:

Title:

ACCEPTED AND AGREED:

AGENT:

THE CIT GROUP/BUSINESS CREDIT, INC.

By:

Name:

Title:

Exhibit C

Schedules